===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              H.J. Heinz Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          --Enter Company Name Here--
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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Notes:

[LOGO OF HEINZ]

H. J. Heinz Company
World Headquarters
600 Grant Street
Pittsburgh, Pennsylvania 15219


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of H.
J. Heinz Company at 2 P.M. on Tuesday, September 11, 2001, at Heinz Hall for the Performing Arts, 600 Penn Avenue, Pittsburgh, Pennsylvania.

Information about the business of the meeting and the nominees for election to the Board of Directors is set forth in the formal meeting notice and the proxy statement on the following pages.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting in person, we hope that you will vote on the matters to be considered and sign, date and return your proxy in the enclosed envelope as promptly as possible.

If you are unable to attend the meeting in person this year, you can listen to the meeting by webcast or telephone conference call, which are explained on the next page entitled "Webcast and Teleconference Directions."

A report of the annual meeting proceedings, including an account of actions taken, will be posted on the Company's web site, http://www.heinz.com, following the meeting.

                           Respectfully yours,
                           /s/ William R. Johnson
                           William R. Johnson
                           Chairman of the Board, President and
                           Chief Executive Officer


August 3, 2001

WEBCAST AND TELECONFERENCE DIRECTIONS

You are invited to listen to the Company's Annual Meeting of Shareholders webcast live via the Internet on Tuesday, September 11, 2001, beginning at 2 P.M. Eastern Time. The audio portion of the event will also be available in a listen-only mode via telephone conference call. Using the webcast will enable you to view the slides shown at the meeting and hear the speakers on a synchronized basis. Neither the webcast nor the teleconference will enable you to ask questions or to vote your shares.

To access the meeting via the Internet, please go to www.heinz.com; or for the telephone conference call option, dial 800-230-1085 (within the US) or 612-288-0340 at least 15 minutes prior to the designated starting time. The minimum requirements to listen to this broadcast online are: Windows MediaPlayer software, downloadable at http://www.microsoft.com/windows/windowsmedia/en/download/default.asp and at least a 56Kbps connection to the Internet.

If you are unable to listen online or via teleconference during the meeting, the event will be archived on the web site at the same address above for 14 days.

Notice of
Annual Meeting
of Shareholders

The Annual Meeting of Shareholders of H. J. Heinz Company will be held at Heinz Hall for the Performing Arts, 600 Penn Avenue, Pittsburgh, Pennsylvania, on Tuesday, September 11, 2001, at 2 P.M., for the following purposes:

  (1) To elect 12 directors;

  (2) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal year 2002; and

  (3) To consider and act upon such other business as may properly come before the meeting.

The accompanying proxy statement sets forth a description of matters to be considered at the meeting.

Shareholders of record as of the close of business on July 17, 2001 of the Company's Common Stock and Third Cumulative Preferred Stock, $1.70 First Series, are entitled to notice of and to vote at the meeting. A list of the shareholders entitled to vote at the meeting will be available for inspection at the meeting for purposes relating to the meeting.

Please sign, date and return the enclosed proxy promptly in the envelope provided, which requires no United States postage. Your compliance with this request will be appreciated and will assist in obtaining a quorum. Such action will not limit your right to vote in person or to attend the meeting.

                                                Karyll A. Davis
                                                Secretary


August 3, 2001

Table of Contents

                                                                            Page
General Information........................................................   1
Security Ownership of Management...........................................   3
Board of Directors and Committees of the Board.............................   4
Report of the Audit Committee..............................................   6
Matters to Be Acted Upon
 1. Election of Directors..................................................   7
 2. Ratification of Auditors...............................................   9
 3. Other Business.........................................................   9
Executive Compensation.....................................................  10
Report of the Management Development and Compensation Committee
 on Executive Compensation.................................................  13
Performance Graph--Five Fiscal Years.......................................  15
Performance Graph--December 29, 1999-June 29, 2001.........................  16
Additional Information.....................................................  17
Appendix A--H.J. Heinz Company Audit Committee Charter..................... A-1

Proxy Statement

General Information

This proxy statement and the enclosed proxy card are being mailed to you by your Board of Directors starting on or about August 3, 2001. The Board of Directors requests that your shares be represented at the Annual Meeting by the proxies named in the proxy card.

Who Can Vote

You are entitled to vote at the Annual Meeting if the Company's shareholder records on July 17, 2001 (the record date) showed that you owned the Company's common stock, par value $.25 (the "Common Stock"), or Third Cumulative Preferred Stock, $1.70 First Series (the "Preferred Stock"). As of July 17, 2001, there were 349,343,765 shares of Common Stock and 11,815 shares of Preferred Stock outstanding. Each share of Common Stock has one vote and each share of Preferred Stock has one-half vote. The enclosed proxy card shows the number of shares that you are entitled to vote.

How To Vote

You may vote in person at the Annual Meeting or by using the enclosed proxy card. The Board of Directors recommends that you vote by proxy even if you plan to attend the meeting.

How Proxies Work

The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director nominees. You may also vote for or against the other proposal(s) or abstain from voting.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director nominees and the ratification of the appointment of PricewaterhouseCoopers LLP as auditors.

Revoking A Proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying the Company's Secretary in writing.

Quorum

In order to carry on the business of the meeting, there must be a quorum. This means at least a majority of the outstanding shares eligible to vote (with each share of Preferred Stock counting as one-half of a share for purposes of the quorum) must be represented at the meeting, either by proxy or in person.

Votes Needed

The director nominees receiving the highest number of votes will be elected to fill the seats on the Board. Approval of the other proposal(s) requires the favorable vote of a majority of the votes cast. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes but not for voting purposes and are not considered to be votes cast. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

Attending the Annual Meeting

If you were a shareholder on July 17, 2001, you can attend the Annual Meeting. If the shares are held in your name and you wish to attend the Annual Meeting, check the box on your proxy card and retain the bottom of the proxy card as your admission ticket.
If your shares are held through a broker, contact your broker and request that they provide you with evidence of your stock ownership. This documentation, when presented at the registration desk, will allow you to attend the meeting. One admission ticket will permit two persons to attend.

Householding of Annual Meeting Materials

The Securities and Exchange Commission recently approved a new rule concerning the delivery of annual reports and proxy statements. It permits us, with your permission, to send a single set of these reports to any household at which two or more shareholders reside if we believe they are members of the same family. Each shareholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information you receive and our expenses. The Company plans to institute this procedure for all relevant accounts for the 2002 proxy season; if you agree to householding, you will help reduce printing and mailing costs for the Company. A notice will be sent to shareholders who will be affected by householding before the annual report and proxy statement are mailed in 2002.

This year, a limited number of brokerage firms have instituted householding. If your family has multiple Heinz accounts, you may have received householding notification from your broker earlier this year. Please contact your broker directly if you have questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple statements and reports. These options are available to you at any time.

Security Ownership of Management

The following table sets forth all equity securities of the Company beneficially owned as of June 30, 2001 by each director, director nominee, and executive officer named in the Summary Compensation Table, and all directors, director nominees and executive officers as a group, being 19 in number.

                                                       Shares of      Percent
                                                     Common Stock        of
                       Name                        Owned (1) (2) (3) Class  (4)
-------------------------------------------------- ----------------- ----------
Nicholas F. Brady.................................        31,900          --
Mary C. Choksi....................................         1,650          --
Leonard S. Coleman................................         1,500          --
Edith E. Holiday..................................         3,000          --
Samuel C. Johnson.................................        62,700          --
William R. Johnson................................     1,870,838         .53%
Candace Kendle....................................         1,571          --
Donald R. Keough..................................         5,052          --
Dean R. O'Hare....................................         1,600          --
Paul F. Renne.....................................       301,647          --
Laura Stein.......................................           321          --
Thomas J. Usher...................................         1,600          --
Richard H. Wamhoff................................       305,054          --
David R. Williams.................................       836,686         .24%
James M. Zimmerman................................         5,580          --
All directors, director nominees and executive
 officers as a group..............................     4,471,584        1.27%

---------
 (1) Shares listed in this column include all shares in which the named individuals and all directors, director nominees, and executive officers as a group have a present beneficial economic interest, and also include all shares allocated to the accounts of the named individuals and all directors, director nominees, and executive officers as a group under the Company's Employees Retirement and Savings Plan (W.R. Johnson, 64,312; D.R. Williams, 16,186; P.F. Renne, 47,480; R.H. Wamhoff, 38,859; L. Stein, 272; and all directors, director nominees and executive officers as a group, 223,860). Each person has both sole voting and sole investment power with respect to the shares listed unless otherwise indicated. The shares indicated do not include unallocated shares held by the Company's employee stock ownership plan (the "ESOP"). Such shares are voted or tendered by the trustee in accordance with instructions received from the Investment Committee of the Board of Directors of the Company, unless the Investment Committee delegates this authority to plan participants. Messrs. W.R. Johnson, D.R. Williams, and P.F. Renne currently serve as members of the Investment Committee. As of June 30, 2001, 136,742 shares were held in the ESOP but not allocated to participants' accounts. Each member of the Investment Committee disclaims having a beneficial economic interest in such shares.
 (2) Shares listed include shares subject to stock options granted under the Company's stock option plans exercisable within 60 days following June 30, 2001 (W.R. Johnson, 1,575,000; D.R. Williams, 670,000; P.F. Renne,
     244,167; R.H. Wamhoff, 220,000; L. Stein, 0; and all directors, director nominees and executive officers as a group, 3,547,334).
 (3) Shares listed also include the following shares held in the capacities listed: N.F. Brady, 23,600 shares held by a trust of which Mr. Brady is the sole beneficiary, and 1,200 shares held by a trust of which Mr. Brady is co-trustee; and S.C. Johnson, 12,000 shares held by Mr. Johnson as trustee of the Samuel C. Johnson 1988 Revocable Trust.

 (4) The percentages represent the total of shares listed in the adjacent column divided by the issued and outstanding shares of Common Stock as of June 30, 2001, plus, where applicable, all stock options granted to the individual or group, as appropriate, under the Company's stock option plans exercisable within 60 days following June 30, 2001. Percentages of less than .1 percent are omitted.

                 Board of Directors and Committees of the Board
                           Fiscal Year 2001 Meetings

                                    Management          Public Issues
                                  Development and         and Social
Name                        Board  Compensation   Audit Responsibility Nominating Investment Executive
----                        ----- --------------- ----- -------------- ---------- ---------- ---------
William R. Johnson             X*                                                      X*         X*
------------------------------------------------------------------------------------------------------
Nicholas F. Brady              X                     X                      X
------------------------------------------------------------------------------------------------------
Mary C. Choksi                 X                     X         X*
------------------------------------------------------------------------------------------------------
Leonard S. Coleman, Jr.        X                     X         X
------------------------------------------------------------------------------------------------------
Edith E. Holiday               X                     X*        X            X
------------------------------------------------------------------------------------------------------
Samuel C. Johnson              X          X          X
------------------------------------------------------------------------------------------------------
Candace Kendle                 X          X                                 X
------------------------------------------------------------------------------------------------------
Donald R. Keough               X          X                                 X*
------------------------------------------------------------------------------------------------------
Dean R. O'Hare                 X                               X
------------------------------------------------------------------------------------------------------
Paul F. Renne                  X                                                       X          X
------------------------------------------------------------------------------------------------------
Thomas J. Usher                X          X                    X
------------------------------------------------------------------------------------------------------
David R. Williams              X                                                       X          X
------------------------------------------------------------------------------------------------------
James M. Zimmerman             X          X*                                X
------------------------------------------------------------------------------------------------------
Number of Meetings in 2001     7          5          6         1            1          1         11
------------------------------------------------------------------------------------------------------

XMember
*Chairperson
--------------------------------------------------------------------------------
Management Development and Compensation
 . Recommend to the Board the selection of the Chief Executive Officer.
 . Review and approve the appointment of corporate officers who report directly to the Chief Executive Officer.
 . Review and approve the compensation of the Chief Executive Officer and the corporate officers reporting to the Chief Executive Officer.
 . Determine the corporate goals and the awards granted under the Company's
  Incentive Compensation Plan.
 . Administer the Company's stock option plans and deferred compensation plans. . Review and recommend to the Board the organization structure of the Company.

--------------------------------------------------------------------------------
Audit
 . Oversee that management has established and maintained processes to assure the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company.
 . Oversee that management has established and maintained processes to assure that an adequate system of internal control is functioning within the
  Company.
 . Oversee that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policies.
 . Oversee that management has established and maintained processes to assure the quality and effectiveness of both the external and internal auditors.
--------------------------------------------------------------------------------
Public Issues and Social Responsibility
 . Review and monitor the policies and actions of the Company relating to major issues of public concern, including equal employment opportunity, environmental, occupational health and safety, public health and nutrition, and charitable and political contributions.
 . Consider the significant social impact of corporate activities.
 . Bring to the attention of management major issues of public concern that may require special attention or action.

--------------------------------------------------------------------------------
Nominating
 . Establish qualifications for potential directors.
 . Consider and recommend prospective candidates for membership on the Board, including any recommendations which are submitted by a shareholder in writing to the attention of the Company's Secretary in accordance with the Company's By-Laws.

--------------------------------------------------------------------------------
Investment
 . Monitor the policies and operations of the Company's Employee Benefits
  Administration Board.
 . Review and monitor the investments of the Company's retirement plans and certain other benefit plans.

--------------------------------------------------------------------------------
Executive
 . May exercise all powers of the Board except as limited by resolutions of the Board or by law.

Each incumbent director of the Company attended more than 75% of the aggregate number of meetings of the Board and committees on which the director served.

Director Compensation

Non-employee directors receive the following annual compensation:

  .  $50,000 in cash and 600 shares of common stock;
  . $1,500 for each meeting-day attended; and . an additional $4,000 or $6,000 per year if they serve as chairperson of a committee.

Non-employee directors may defer some or all of their cash compensation and receive the amount deferred together with interest (calculated periodically at the prime rate) at a later date.

As part of the Company's overall program to promote charitable giving, the Company has maintained a charitable award program funded by insurance policies on the lives of directors who were not full-time employees and who were members of the Board of Directors prior to 1995. Under the program, following the death of a director, the Company will donate $1,000,000 to qualifying charitable organizations recommended by the director and approved by the Company. The Company is reimbursed from the proceeds of the life insurance policies. Participants derive no financial benefit from these programs.

Non-employee directors who were on the Board prior to 1994 will receive, upon retirement on or after age 70, a pension benefit for life equivalent to $30,000 annually.

Employee directors receive no additional compensation for serving on the Board or any committee.

Ms. Holiday received an additional $7,000 for consulting services rendered in fiscal year 2001.

Report of the Audit Committee

The primary role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent auditors the Company's audited financial statements. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to communication with audit committees. In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1 relating to independence discussions with audit committees, has discussed with the independent auditors their independence from the Company and its management, and has considered whether the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company's audited financial statements be included in the Company's 2001 Annual Report to Shareholders and Annual Report on Form 10-K for the year ended May 2, 2001 for filing with the Securities and Exchange Commission.

In addition, the Board of Directors has determined that all of the members of the Audit Committee are "independent," as defined by the rules of the New York Stock Exchange.

Edith E. Holiday, Chairperson             Leonard S. Coleman, Jr.
Nicholas F. Brady                         Samuel C. Johnson

Mary C. Choksi
Relationship with Independent Accountants

PricewaterhouseCoopers LLP has been the independent accounting firm and has audited the financial statements of the Company and most of its subsidiaries since 1979. In addition to performing the audit of the Company's consolidated financial statements, PricewaterhouseCoopers provided various other services during fiscal year 2001.

The aggregate fees billed for fiscal year 2001 for each of the following categories of services are set forth below:

  Audit and review of the Company's financial statements during
   fiscal year 2001                                             $2,956,000

  Financial information systems design and implementation $7,729,000

  All other services $9,221,000

"All other services" includes (1) tax planning and the preparation of tax returns for the Company, (2) acquisition due diligence reviews and integration services, and (3) evaluating the effects of various accounting issues and changes in professional standards.

The Charter of the Audit Committee is attached to this proxy statement as Appendix A.

Matters to Be Acted Upon

1. Election of Directors
(Item 1 on proxy card)

The Board of Directors has nominated the following 12 nominees for election as directors at the Annual Meeting. Each director to be elected will serve until the next Annual Meeting of Shareholders or until a successor is elected and qualified. If any of the nominees become unable or unwilling to serve, the proxies will be voted for the election of such other person as may be designated by the Board of Directors.

                                                      Age
                                                     as of
                        Principal Occupation and    Annual  Director          Other
          Name             Business Experience      Meeting  Since        Directorships
 ----------------------- ------------------------   ------- -------- -----------------------
 William R. Johnson       Chairman, President          52     1993   . The PNC Financial
                          and Chief Executive                        Services Group, Inc.
                          Officer of Heinz                           . Amerada Hess
                          (2000-present);                            Corporation
                          President and Chief                        . The Clorox Company
                          Executive Officer of
                          Heinz (1998-2000);
                          President and Chief
                          Operating Officer of
                          Heinz (1996-1998)
 Nicholas F. Brady        Chairman of the Board       71     1987-   .C2, Inc.
                          of Darby Advisors,                 1988;   .Director or trustee of
                          Inc., (1993-present)               1993    various Templeton
                          and Darby Overseas                         mutual funds
                          Investments, Ltd.                          .Amerada Hess
                          (1994-present)                             Corporation
                          (investment firms);
                          Secretary of the
                          United States
                          Department of the
                          Treasury (1988-1993)
 Mary C. Choksi           Managing Director of        51      1998
                          Strategic Investment
                          Partners, Inc. and
                          Emerging Markets
                          Investors Corporation
                          (investment management
                          firms) (1987-present)
 Leonard S. Coleman, Jr.  Senior Advisor, Major       52      1998   .Omnicom Group Inc.
                          League Baseball (1999-                     .New Jersey
                          present); President of                     Resources
                          the National League of                     Corporation
                          Professional Baseball                      .Cendant
                          Clubs (1994-1999)                          Corporation
                                                                     .Owens-Corning
                                                                     .Radio Unica
                                                                     Communications
                                                                     Corporation
                                                                     .Electronic Arts Inc.

                                                Age
                                               as of
                  Principal Occupation and    Annual  Director           Other
       Name          Business Experience      Meeting  Since          Directorships
 ----------------- ------------------------   ------- -------- --------------------------
 Edith E. Holiday   Attorney; Assistant to      49      1994   . Hercules Incorporated
                    the President of the                       .Amerada Hess
                    United States and                          Corporation
                    Secretary of the                           .Beverly Enterprises, Inc.
                    Cabinet (1990-1993);                       .RTI International Metals,
                    General Counsel of the                     Inc.
                    United States                              . Canadian National
                    Department of the                          Railway Company
                    Treasury (1989-1990)                       .Director or trustee of
                                                               various investment
                                                               companies in the
                                                               Franklin Templeton
                                                                 group of mutual funds
 Samuel C. Johnson  Chairman Emeritus of         73     1988   .  Johnson Outdoors,
                    the Board of S.C.                              Inc.
                    Johnson & Son, Inc.
                    (chemical and
                    specialty products)
                    (2000-present);
                    Nonexecutive Chairman
                    of the Board of S. C.
                    Johnson & Son, Inc.
                    (1994-2000)
 Candace Kendle     Chairman of the Board       54      1998
                    and Chief Executive
                    Officer of Kendle
                    International, Inc.
                    (contract research
                    organization) (1981-
                    present)
 Dean R. O'Hare     Chairman and Chief          59      2000   .Fluor Corporation
                    Executive Officer of
                    The Chubb Corporation
                    (insurance) (1996-
                    present)


 Paul F. Renne      Executive Vice              58      1997
                    President and Chief
                    Financial Officer of
                    Heinz (1997-present);
                    Senior Vice
                    President--Finance and
                    Chief Financial
                    Officer of Heinz
                    (1996-1997)
 Thomas J. Usher    Chairman of the Board       59      2000   .The PNC Financial
                    and Chief Executive                        Services Group, Inc.
                    Officer of USX                             .PPG Industries, Inc.
                    Corporation (energy,
                    steel and diversified
                    business) (1995-
                    present)
 David R. Williams  Executive Vice              58      1992
                    President, President
                    and Chief Operating
                    Officer--Heinz Europe,
                    Middle East, Africa
                    and India (2000-
                    present); Executive
                    Vice President of
                    Heinz (1996-2000)

                                       Age
                                      as of
            Principal Occupation and Annual  Director         Other
   Name       Business Experience    Meeting  Since        Directorships
----------  ------------------------ ------- -------- ----------------------
James M.    Chairman of the Board      57      1998   .The Chubb Corporation
 Zimmerman  and Chief Executive                       .The Goodyear Tire &
            Officer of Federated                      Rubber Company
            Department Stores,
            Inc. (retailer) (1997-
            present); President
            and Chief Operating
            Officer of Federated
            Department Stores,
            Inc. (1988-1997)


The Board of Directors recommends a vote "FOR" each of the Nominees.

Certain Business Relationships

On November 20, 1995, the H. J. Heinz Company Consolidated Retirement and Pension Plan Fund ("Heinz Plan") committed to invest, on a call basis, up to U.S. $5 million in limited partner interests of Darby Emerging Markets Fund, L.P. ("Darby Fund"), a Cayman Islands limited partnership. Darby Overseas Partners, L.P. ("Darby Overseas"), a Delaware limited partnership in which Mr. Brady is a limited partner, is also a limited partner of Darby Fund. In addition, Mr. Brady is Chairman and a shareholder of Darby Overseas Investments, Ltd. ("General Partner"), a Delaware corporation that serves as general partner of Darby Overseas. Mr. Brady also serves as Chairman of Darby Emerging Markets Investments LDC ("Darby Emerging Markets"), a Cayman Islands limited duration company that serves as general partner of Darby Fund. Darby Overseas and the General Partner own 99% and 1%, respectively, of the capital stock of Darby Emerging Markets. Through its ownership of Darby Emerging Markets, Darby Overseas may receive performance-based distributions from Darby Fund in the future. Darby Overseas serves as advisor to Darby Fund. The Heinz Plan, through Darby Emerging Markets, pays Darby Overseas annual compensation for such advisory services equal to 2% of the Heinz Plan's $5 million capital commitment to Darby Fund.

2. Ratification of Auditors
(Item 2 on proxy card)

The Board of Directors recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal year 2002.

A representative of PricewaterhouseCoopers LLP is expected to be at the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions.

3. Other Business

The Board of Directors does not intend to present any business at the Annual Meeting not described in this proxy statement. The enclosed proxy form confers upon the persons designated to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to all matters that may come before the Annual Meeting in addition to the scheduled items of business, including any shareholder proposal omitted from the proxy statement and form of proxy pursuant to the rules of the Securities and Exchange Commission and matters incident to the conduct of the Annual Meeting.

Executive Compensation

The following tables and accompanying text present the compensation of the Chairman, President and Chief Executive Officer and the four other most highly compensated executive officers in fiscal year 2001 ("named executive officers").

Summary Compensation Table

                                     Annual Compensation        Long-Term Compensation
                               -------------------------------  -----------------------
                                                                 Awards (1)    Payouts
                                                                ------------- ---------
                                                     Other       Securities   Long-Term
                                                     Annual      Underlying   Incentive  All Other
        Name and                Salary    Bonus   Compensation     Options     Payouts  Compensation
   Principal Position     Year   ($)       ($)        ($)       (No. Awarded)    ($)       ($)(2)
------------------------  ---- -------- --------- ------------  ------------- --------- ------------
W. R. Johnson             2001 970,000    721,851      --          500,000       -0-      384,526(3)
Chairman, President       2000  900,000 1,776,864      --              -0-       -0-      402,911
and CEO                   1999  770,000 2,071,000   172,439        350,000       -0-      238,692

D. R. Williams            2001  475,000   330,499      --          100,000       -0-      211,015
Executive Vice President  2000  450,000   760,001      --              -0-       -0-       68,011
                          1999  425,461   974,000      --          375,000       -0-      172,594

R. H. Wamhoff             2001  446,667   330,499      --          100,000       -0-      294,712
Executive Vice President  2000  420,000   749,646      --              -0-       -0-      190,553
                          1999  400,000   596,000      --           75,000       -0-      212,151

P. F. Renne               2001  315,000   218,259      --           50,000       -0-      143,506
Executive Vice President  2000  289,594   537,253      --              -0-       -0-       61,130
and CFO                   1999  274,357   557,889   106,393         50,000       -0-      132,580

L. Stein                  2001  300,000   186,418    62,187(4)      50,000       -0-       34,742
Senior Vice President     2000   90,000   153,000      --           50,000       -0-       13,186
and General Counsel (5)

---------
(1) No awards of restricted stock were made to the named executive officers during the period covered by the Summary Compensation Table.

(2) Includes for Messrs. Johnson, Williams, Wamhoff, Renne and Ms. Stein, respectively, the following: (i) amounts contributed by the Company under the Employees Retirement and Savings Plan, $307,255, $152,950, $140,511, $107,570, and $28,304; (ii) amounts attributable to "split dollar" life insurance provided by the Company, $66,043, $48,582, $28,334, $20,720, and
     $6,438; and (iii) the portion of interest accrued (but not currently paid or payable) on deferred compensation above 120% of the applicable federal long-term rate, $9,483, $9,483, $125,867, $15,216, and $0.

(3) "All Other Compensation" includes $1,745 in imputed income relating to a split dollar survivorship life insurance retention policy insuring Mr. Johnson and his spouse that was purchased in connection with Mr. Johnson's becoming Chairman in September 2000. Upon the death of the last surviving insured, the policy provides for a payment to Mr. Johnson's designated beneficiaries or to a trust established by him of an amount equal to the policy's face value, with the Company receiving under the policy an amount equal to the greater of the premium paid by the Company or the policy's cash value. As of May 2, 2001, the cash value of the policy was $3,313,915, and the premium paid by the Company for the policy was $3,389,414. The premium paid by the Company is equal to the amount of a deferred compensation award granted to Mr. Johnson under the Executive Deferred Compensation Plan plus interest, which Mr. Johnson waived. The Company has agreed to make a separate death benefit to Mr. Johnson's designated beneficiaries equal to the amount received by the Company under the policy, minus the Company-paid premium. The foregoing insurance policy and Company-paid death benefit are subject to vesting, and Mr. Johnson will forfeit any rights under the policy or the Company-paid death benefit if he voluntarily terminates employment or is terminated for cause prior to September 12, 2003.

(4) Includes $39,138 in transition expenses for temporary housing rental and travel.

(5)  Ms. Stein became an executive officer of the Company on January 10, 2000.

Option Grants in Fiscal Year 2001

                                                                       Grant Date
                                  Individual Grants                       Value
                ----------------------------------------------------- -------------
                                    Percent of
                    Number of     Total Options
                Shares Underlying   Granted to   Exercise              Grant Date
                 Options Granted    Employees      Price   Expiration Present Value
    Name             (#)(1)       in Fiscal Year ($/Share)    Date       ($)(2)
--------------  ----------------- -------------- --------- ---------- -------------
W. R. Johnson        500,000          10.4%      $37.0625   9/12/10     4,265,000
D. R. Williams       100,000          2.08%      $37.0625   9/12/10       853,000
R. H. Wamhoff        100,000          2.08%      $37.0625   9/12/10       853,000
P. F. Renne           50,000          1.04%      $37.0625   9/12/10       426,500
L. Stein              50,000          1.04%      $37.0625   9/12/10       426,500

---------
(1) All options were granted on September 12, 2000, pursuant to the terms of the Company's 2000 Stock Option Plan and have identical terms. All options vest on September 12, 2003.

(2) The estimated grant date present value reflected in the above table is determined using the Black-Scholes model. The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the value of the option grants reflected in the above table include the following:
    (i) exercise price on the options ($37.0625) equal to the fair market value of the underlying stock on the date of grant; (ii) expected option term of
    6.5 years; (iii) dividend yield of 3.8%; (iv) risk-free interest rate of 6.02%; and (v) volatility of 23.5%.

  The ultimate values of the options will depend on the future market price of the Company's Common Stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company's Common Stock over the exercise price on the date the option is exercised.

Aggregated Option/SAR Exercises in Fiscal Year 2001 and
Fiscal Year-End Option/SAR Value

                                               Number of Securities
                                              Underlying Unexercised     Value of Unexercised
                                                   Options/SARs        In-the-Money Options/SARs
                   Shares                       at Fiscal Year-End     at Fiscal Year-End ($)(2)
                Acquired on       Value      ------------------------- -------------------------
     Name       Exercise (#) Realized ($)(1) Exercisable Unexercisable Exercisable Unexercisable
--------------  ------------ --------------- ----------- ------------- ----------- -------------
W. R. Johnson     137,500       2,520,829     1,408,334    1,616,666   14,076,111    2,342,912
D. R. Williams        -0-             -0-       553,334      471,666    5,167,178    1,085,662
R. H. Wamhoff         -0-             -0-       186,667      388,333      493,669      468,581
P. F. Renne       102,500       2,171,826       227,501      449,999      569,122      234,287
L. Stein              -0-             -0-           -0-      100,000          -0-      165,500

---------
(1) The "Value Realized" is equal to the fair market value on the date of exercise, less the exercise price, times the number of shares acquired. No SARs were exercised during the last fiscal year.

(2) The "Value of Unexercised In-the-Money Options at Fiscal Year-End" is equal to the fair market value of each share underlying the options at May 2, 2001, less the exercise price, times the number of options.

Retirement Benefits

Most full-time salaried employees in the United States who were hired before January 1, 1993 are entitled to retirement benefits from Plan A of the H.J. Heinz Company Employees' Retirement System ("Plan A"). Benefits are based on credited service and five-year average eligible compensation through December 31, 1992, the date on which Plan A was frozen.

The Company has a Supplemental Executive Retirement Plan (the "SERP") which provides additional retirement benefits for eligible executives, including the named executive officers in the Summary Compensation Table. The SERP was adopted in order to attract and retain executives, and to compensate them for reductions in benefits due to limitations imposed by the Internal Revenue Code. The SERP benefit is a lump sum equal to a multiple of the employee's final average eligible compensation during any five of the last ten years prior to retirement. It is reduced by (i) the lump sum value of the Plan A benefit (if any), and (ii) the value of the employee's Age-Related Company Contribution Account under the Employees Retirement and Savings Plan and the Employees Retirement and Savings Excess Plan.

The following table shows the estimated maximum retirement benefit from all sources described above, at various combinations of pay and service, stated as an annual pension equivalent beginning at age 65. The pay included in the earnings base is the executive's base salary and annual bonus.

As of May 2, 2001, the years of service for Messrs. Johnson, Williams, Wamhoff, and Renne, and Ms. Stein were, as rounded to the nearest full year, 19, 34, 33, 28, and 1, respectively.

Table I--U.S. Retirement Plans

                                     Years of Service
                 ------------------------------------------------------------
   Average
Earnings High
 Five of Last
     Ten
Years Prior to
  Retirement        15          20           25           30           35
--------------   --------   ----------   ----------   ----------   ----------
  $ 400,000      $104,904   $  122,388   $  139,872   $  157,356   $  174,840
    450,000       118,017      137,687      157,356      177,026      196,696
    500,000       131,130      152,985      174,840      196,696      218,551
    600,000       157,356      183,582      209,809      236,035      262,261
    700,000       183,582      214,180      244,777      275,374      305,971
    800,000       209,809      244,777      279,745      314,713      349,681
    900,000       236,035      275,374      314,713      354,052      393,391
  1,000,000       262,261      305,971      349,681      393,391      437,101
  1,200,000       314,713      367,165      419,617      472,069      524,521
  1,400,000       367,165      428,359      489,553      550,747      611,942
  1,600,000       419,617      489,553      559,489      629,426      699,362
  2,000,000       524,521      611,942      699,362      786,782      874,202
  2,500,000       655,652      764,927      874,202      983,478    1,092,753
  3,000,000       786,782      917,912    1,049,043    1,180,173    1,311,303

Executive Deferred Compensation Plan

The Company has an Executive Deferred Compensation Plan ("Deferred Compensation Plan") under which contingent retention bonuses may be awarded. During fiscal year 2001, the Company granted awards under the Deferred Compensation Plan to certain executives. Vesting of the awards will occur on the third anniversary following the date of the award, so long as the executive has not prior to that date voluntarily terminated employment with the Company or been terminated for cause. Vested awards will be paid in cash following the fifth anniversary date of the award, or, in the case of certain named executive officers, upon retirement. Awards under the Deferred Compensation Plan for fiscal year 2001 include the award described in footnote 3 of the Summary Compensation Table above for Mr. Johnson (subsequently waived as noted below), $650,000 for Mr. Williams, $650,000 for Mr. Wamhoff, $0 for Mr. Renne and $250,000 for Ms. Stein. In connection with the split-dollar life insurance arrangement with Mr. Johnson described in footnote 3 of the Summary Compensation Table, Mr. Johnson waived the right to receive the award granted to him during fiscal year 2001 under the Deferred Compensation Plan plus interest in exchange for the Company's payment of the premium to purchase a split-dollar survivorship insurance policy insuring Mr. Johnson and his spouse as set forth in footnote 3 to the Summary Compensation Table above. The split-dollar life insurance arrangement is subject to the same three-year vesting requirement as applies to awards under the Deferred Compensation Plan.

Severance Arrangements

The Company maintains severance agreements with its executive officers and certain other key executives. If an executive's employment is terminated involuntarily other than for cause, or voluntarily for good reason, within two years after a change in control of the Company, the agreements provide for the lifting of restrictions on outstanding incentive awards, continuation of medical, life insurance and disability coverage for a three-year period, and a lump sum payment equal to three times the sum of the annual salary and bonus of the executive plus a benefit determined by taking into account an additional three years of age and service for purposes of calculating retirement benefits. The agreements also provide that the Company will reimburse the executive for the impact of excise taxes, if any, which may be imposed under the Internal Revenue Code with respect to certain payments contingent on a change in control.

Report of the Management Development and Compensation Committee on Executive Compensation

The Management Development and Compensation Committee (the "Committee"), which is made up of five non-employee directors, oversees the administration of total compensation for senior Company executives. The Company's executive compensation programs are designed to provide payment for performance of assigned accountabilities and reward for the achievement of predetermined goals which contribute to corporate earnings, with the objective of enhancing shareholder value. The Committee establishes performance goals for the executive officers.

Components of Compensation

The Company's executive compensation program has three components: base salary, annual incentive award and long-term incentives.

The Committee periodically compares total compensation levels for the Company's senior executives to the compensation paid to executives of a peer group of companies (the "Peer Group"). The Peer Group is comprised of 19 other consumer products companies which are, on average, similar to the Company and are companies with which the Company competes for attraction and retention of talent. The chosen "Peer Group" includes 8 of the 10 other companies which comprise the Standard & Poor's Foods Group Index in the Performance Graph on page 15.

The Committee also calls upon Hewitt Associates, an independent compensation consultant, for consultation and survey information related to executive compensation.

Base Salary

The Company's policy is to provide a base salary at a median level when compared with base salaries of the Peer Group. In many cases, base salaries of the Company's executive officers have been below the median for base salaries of executive officers of the Peer Group. Mr. Johnson's annual salary during fiscal year 2001 was increased in May 2000. During the year salary action was also taken for several executive officers. The average rate of increase for those officers was approximately 7%. The Committee intends to continue to target base salaries at the competitive median.

Annual Incentives

Annual incentives were paid to the executive officers, senior management and large groups of salaried employees around the world under the Incentive Compensation Plan approved by shareholders in September 1994. That plan focuses the Company's management on clear performance measures aligned with the creation of shareholder value. The performance measures used in fiscal year 2001 included earnings per share ("EPS") for the Company and sales growth and/or operating income for the business units.

Annual incentive awards under the Incentive Compensation Plan are intended to reward key executives for achieving targeted levels of performance by providing annual awards which, when added to base salary, produce total cash compensation from median to 90th percentile of the Peer Group, based on business results.

Awards to Mr. Johnson and the other executive officers were based on the Company's EPS relative to the target approved by the Committee at the beginning of the fiscal year.

Long-Term Incentives--Stock Options and Deferred Compensation

The Committee reaffirms its belief that stock options should continue to be a major part of the Company's executive compensation program. Stock options emphasize the objective of increasing shareholder value and encouraging share ownership by management in accordance with established guidelines. The September 2000 grant of options was made to Mr. Johnson in recognition of the value of his continued leadership in the role of Chairman, President and Chief Executive Officer. There is no established grant cycle for Mr. Johnson and the other executive officers; rather grants may be made on an intermittent basis reflecting a discretionary assessment of future contributions to the longer term growth of the Company and the need to provide a competitive retention incentive.

The Company has an Executive Deferred Compensation Plan under which the Company may grant contingent retention awards to executive officers for retention goals. Awards to Mr. Johnson, certain other named executive officers and a restricted number of key executives were made during fiscal year 2001. The awards are subject to three-year vesting and other requirements described in the section entitled "Executive Deferred Compensation Plan" above.

Tax Deductibility of Executive Officer Compensation

Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to the executive officers named in the Summary Compensation Table on page 10 to $1,000,000 each, unless certain requirements are met. The Committee has carefully considered the impact of this tax code provision and its normal practice is to take such action as is necessary to preserve the Company's tax deduction to the extent consistent with the Company's compensation policies.

The Company's stock option plans and the Incentive Compensation Plan all comply with the requirements of Section 162(m). Accordingly, all payments made under those plans qualify for the corporate tax deduction.

The Committee believes these executive compensation policies and programs effectively serve the interests of shareholders and the Company and are appropriately balanced to provide increased motivation for executives to contribute to the Company's future success.

James M. Zimmerman, Chairperson             Donald R. Keough
Samuel C. Johnson                           Thomas J. Usher
Candace Kendle

Performance Graph--Five Fiscal Years

The following graph compares the cumulative total shareholder return on the Company's Common Stock over the five preceding fiscal years with the cumulative total shareholder return on the Standard & Poor's Foods Group Index (which includes Ralston Purina and Quaker Oats, the subjects of pending acquisitions in fiscal year 2001) and the return on the Standard & Poor's 500 Index, assuming an investment of $100 in each at their closing prices on May 1, 1996 and reinvestment of dividends.

                                    [GRAPH]

                 1996     1997     1998     1999     2000    2001
HEINZ            $100     $127     $167     $156     $125    $136
S&P FOODS        $100     $135     $174     $163     $132    $168
S&P 500          $100     $125     $174     $217     $231    $209

Performance Graph--December 29, 1999-June 29, 2001

The following graph compares the total shareholder return on the Company's Common Stock over the period from December 29, 1999 through June 29, 2001 with the cumulative total shareholder return on the Standard & Poor's 500 Stock Index and the return on the Standard & Poor's Foods Group Index, assuming an investment of $100 in each at their closing prices on December 29, 1999 and reinvestment of dividends.
                             [Graph appears here]

           12/99    3/00   6/00   9/00   12/00   3/01  6/01
H.J. HEINZ  $100    $ 89    $112   $ 96   $124   $106  $109
S&P FOODS   $100    $ 89    $100   $101   $127   $116  $117
S&P 500     $100    $102    $100   $ 99   $ 91   $ 80  $85

Additional Information

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership of any securities of the Company. To the Company's knowledge, during the fiscal year ended May 2, 2001, all required filings were made on a timely basis, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required.

Shareholder Proposals

The Company's By-Laws prescribe the procedures shareholders must follow to nominate directors or to bring other business before shareholder meetings. To nominate a candidate for director at the 2002 Annual Meeting, your notice of the nomination must be received by the Company between January 7 and April 7, 2002. The notice must describe various matters regarding the nominee, including name, address, occupation and shares held. To bring other matters before the 2002 Annual Meeting and to include a matter in the Company's proxy statement and proxy for that meeting, notice must be received by the Company within the time limits described above and meet Company By-Law requirements. Copies of the Company's By-Laws may be obtained free of charge from the Secretary.

Proxy Solicitation

The Company pays the costs of soliciting proxies, including the fees of D.F. King & Co., estimated to be $18,000 plus expenses. The Company also reimburses brokers and other nominees for their reasonable expenses in forwarding the proxy materials to shareholders and obtaining their votes. Directors, officers and employees of the Company may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

Annual Report

The Annual Report to Shareholders covering the Company's fiscal year ended May 2, 2001 has been mailed together with the proxy solicitation material. The Annual Report does not form any part of the material for the solicitation of proxies.

Karyll A. Davis
Secretary

Dated: August 3, 2001

                                                                      Appendix A

Audit Committee Charter

Purpose

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities by:

  . Overseeing that management has established and maintained processes to assure the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company.

  . Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company.

  . Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policies.

  . Overseeing that management has established and maintained processes to assure the quality and effectiveness of both the external and internal auditors.

Composition

The Audit Committee shall be appointed by the Board of Directors and be composed of independent Directors who are free from any relationship that, in the opinion of the Board, would interfere with the exercise of each member's independent judgment. Immediate family members of employees, current or former Company employees and directors who are employed by a company where a Heinz employee sits on that company's Compensation Committee are ineligible for Audit Committee membership. All Audit Committee members shall, in the judgment of the Board of Directors, be financially literate. At lease one Audit Committee member shall, in the judgment of the Board of Directors, have financial expertise.

Responsibilities and Duties

Process and Administration

1. Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the external accountants or the Vice President-Corporate Audit.

2.  Creating an agenda for the ensuing year.

3. Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee.

4. Maintaining minutes or other records of meetings and activities of the Audit Committee.

5. Reviewing the responsibilities outlined in this charter annually and reporting and making recommendations to the Board of Directors on any revisions to these responsibilities.

6. Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

Monitoring and Oversight Activities

1. Reviewing with management and the external auditors and internal auditors significant risks and exposures related to financial issues and controls, audit activities and significant findings.

2. Reviewing with management and the external auditors the Company's audited annual financial statements, including matters required to be discussed by the external auditors by Statements on Auditing Standards No. 61 (as may be amended), and the external auditors' opinion rendered with respect to such financial statements. Based on this review, recommending as appropriate, to the Board of Directors, the inclusion of the audited financial statements in the Company's Form 10-K and annual report.

3. Obtaining from the external and internal auditors their assessments of the Company's internal controls and their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of any significant controls determined to be deficient.

4. Reviewing with appropriate Company personnel the actions taken to ensure compliance with the Company's Code of Business Conduct and the results of confirmations and violations of such code.

5. Reviewing and approving expense accounts of the Chairman and the Chief Executive Officer (this activity is performed by the Audit Committee Chairman).

External and Internal Auditors

1. Reviewing the performance of the external auditors annually and making recommendations to the Board of Directors regarding the appointment, reappointment or termination of the external auditors. The Audit Committee and the Board of Directors have ultimate authority with regard to all matters involving the external auditors, including selection, evaluation and replacement. The external auditors are ultimately accountable to the Audit Committee and the Board of Directors.

2. Conferring with the external auditors and the internal auditors concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the external auditors' audit scope and approach; reviewing and approving the Company's internal audit charter, annual audit plans and budgets (including progress against those plans/budgets); directing the attention of the external and internal auditors to specific matters or areas deemed by the Audit Committee or the auditors to be of special significance; and authorizing the external and internal auditors to perform such supplemental reviews or audits as the Audit Committee may deem desirable.

3. Receiving from the external auditors a formal written statement delineating all relationships between the external auditors and the Company, consistent with the Independence Standards Board Standard No. 1 (as may be amended). The Audit Committee is also responsible for actively engaging in a dialogue with the external auditors with respect to any disclosed relationships or service which may impact the objectivity and independence of the external auditors and for recommending that the Board of Directors takes appropriate action to ensure the independence of the external auditors.

4. Reviewing the range and cost of audit and non-audit services performed by the external auditors.

5. Ensuring the independence and objectivity of the internal audit function by reviewing the nature, extent and quality of the internal audit and also internal audit's coordination with the external auditor.

6. Providing a format for the external and internal auditors to communicate directly with the Audit Committee without management present.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws and regulations and the Company's Code of Business Conduct.

                              H.J. HEINZ COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

WILLIAM R. JOHNSON, PAUL F. RENNE and LAURA STEIN are, and each of them is, appointed and authorized to represent the undersigned at the Annual Meeting of Shareholders of H.J. Heinz Company to be held at Heinz Hall for the Performing Arts, located at 600 Penn Avenue, Pittsburgh, Pennsylvania, on Tuesday, September 11, 2001 at 2:00 P.M., and at any adjournments thereof, and to vote the number of shares of Common Stock that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting in the manner specified and on any other business that may properly come before the meeting.

PLEASE VOTE ON THE MATTERS STATED ON THE REVERSE SIDE BY SIGNING, DATING AND RETURNING THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION AS DIRECTORS, AND THE RATIFICATION OF AUDITORS.

                             FOLD AND DETACH HERE

                         [LOGO OF HEINZ APPEARS HERE]




                               ADMISSION TICKET

                              H.J. HEINZ COMPANY

                      2001 ANNUAL MEETING OF SHAREHOLDERS

                          TUESDAY, SEPTEMBER 11, 2001
                                   2:00 P.M.

                      Heinz Hall for the Performing Arts
                600 Penn Avenue, Pittsburgh, Pennsylvania 15222
       (Main Entrance on Sixth Street Between Penn and Liberty Avenues)

                   The doors will not open before 1:00 p.m.

                      THIS TICKET WILL ADMIT TWO PERSONS

                                                       Please mark your
                                                       votes as indicated
                                                       in this example      [X]
-------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR all nominees for Election of Directors.
-------------------------------------------------------------------------------
1. Election of Directors:                      FOR all twelve       WITHHOLD
                                               nominees unless      AUTHORITY
Nominees:                                         otherwise      to vote for all
                                                  indicated.        nominees.

   01 W.R. Johnson,      02 N.F. Brady,              [_]               [_]
   03 M.C. Choksi,       04 L.S. Coleman, Jr.,
   05 E.E. Holiday,      06 S.C. Johnson,
   07 C. Kendle,         08 D.R. O'Hare,
   09 P.F. Renne,        10 T.J. Usher,
   11 D.R. Williams, and 12 J.M. Zimmerman

INSTRUCTIONS: To withhold authority for any individual nominee, write that nominee's name in the space provided below.

-------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR Item 2.
-------------------------------------------------------------------------------
                                        FOR   AGAINST   ABSTAIN
2. Ratification of Auditors.            [_]     [_]       [_]
-------------------------------------------------------------------------------
3. The proxies are also authorized to vote, in their discretion, upon such other matters as may properly come before the meeting.
-------------------------------------------------------------------------------
                    WILL ATTEND MEETING                     [_]     [_]
                                                            YES     NO

   Please disregard if you have previously provided your consent decision.

   By checking the box to the right, I consent to future delivery of     [_]
   annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC,
   Ridgefield Park, NJ, and that costs normally associated with electronic delivery, such as usage and telephone charges, as well as any costs I may incur in printing documents, will be my responsibility.

Signature (and title, if applicable)                            Date
                                     --------------------------      ----------

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full name and title.

                          -- FOLD AND DETACH HERE --


YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE ABOVE PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

IF YOU CONSENT TO ELECTRONIC RECEIPT OF FUTURE MATERIALS, PLEASE MARK THE APPROPRIATE BOX ABOVE.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK THE APPROPRIATE BOX ABOVE AND BRING THIS PORTION OF THE CARD, WHICH WILL BE YOUR ADMISSION TICKET, TO THE MEETING. NO ADMISSION TICKETS WILL BE MAILED.

                              H.J. HEINZ COMPANY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     WILLIAM R. JOHNSON, PAUL F. RENNE and LAURA STEIN are, and each of them is, appointed and authorized to represent the undersigned at the Annual Meeting of Shareholders of H.J. Heinz Company to be held at Heinz Hall for the Performing Arts, located at 600 Penn Avenue, Pittsburgh, Pennsylvania, on Tuesday, September 11, 2001 at 2:00 P.M., and at any adjournments thereof, and to vote the number of shares of Third Cumulative Preferred Stock, $1.70 First Series, that the undersigned would be entitled to vote if personally present on all proposals coming before the meeting in the manner specified and on any other business that may properly come before the meeting.

PLEASE VOTE ON THE MATTERS STATED ON THE REVERSE SIDE BY SIGNING, DATING AND RETURNING THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR ELECTION AS DIRECTORS, AND THE RATIFICATION OF AUDITORS.

                             FOLD AND DETACH HERE

                         [LOGO OF HEINZ APPEARS HERE]




                               ADMISSION TICKET

                              H.J. HEINZ COMPANY

                      2001 ANNUAL MEETING OF SHAREHOLDERS

                          TUESDAY, SEPTEMBER 11, 2001
                                   2:00 P.M.

                      Heinz Hall for the Performing Arts
                600 Penn Avenue, Pittsburgh, Pennsylvania 15222
       (Main Entrance on Sixth Street Between Penn and Liberty Avenues)

                   The doors will not open before 1:00 p.m.

                      THIS TICKET WILL ADMIT TWO PERSONS

                                                       Please mark your
                                                       votes as indicated
                                                       in this example      [X]
-------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR all nominees for Election of Directors.
-------------------------------------------------------------------------------
1. Election of Directors:                      FOR all twelve       WITHHOLD
                                               nominees unless      AUTHORITY
Nominees:                                         otherwise      to vote for all
                                                  indicated.        nominees.

   01 W.R. Johnson,      02 N.F. Brady,              [_]               [_]
   03 M.C. Choksi,       04 L.S. Coleman, Jr.,
   05 E.E. Holiday,      06 S.C. Johnson,
   07 C. Kendle,         08 D.R. O'Hare,
   09 P.F. Renne,        10 T.J. Usher,
   11 D.R. Williams, and 12 J.M. Zimmerman

INSTRUCTIONS: To withhold authority for any individual nominee, write that nominee's name in the space provided below.

-------------------------------------------------------------------------------
The Board of Directors recommends a vote FOR Item 2.
-------------------------------------------------------------------------------
                                        FOR   AGAINST   ABSTAIN
2. Ratification of Auditors.            [_]     [_]       [_]
-------------------------------------------------------------------------------
3. The proxies are also authorized to vote, in their discretion, upon such other matters as may properly come before the meeting.
-------------------------------------------------------------------------------
                    WILL ATTEND MEETING                     [_]     [_]
                                                            YES     NO

   Please disregard if you have previously provided your consent decision.

   By checking the box to the right, I consent to future delivery of     [_]
   annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC,
   Ridgefield Park, NJ, and that costs normally associated with electronic delivery, such as usage and telephone charges, as well as any costs I may incur in printing documents, will be my responsibility.

Signature (and title, if applicable)                            Date
                                     --------------------------      ----------

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign the Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full name and title.

                          -- FOLD AND DETACH HERE --


YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE ABOVE PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

IF YOU CONSENT TO ELECTRONIC RECEIPT OF FUTURE MATERIALS, PLEASE MARK THE APPROPRIATE BOX ABOVE.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK THE APPROPRIATE BOX ABOVE AND BRING THIS PORTION OF THE CARD, WHICH WILL BE YOUR ADMISSION TICKET, TO THE MEETING. NO ADMISSION TICKETS WILL BE MAILED.